Subsequent events	12 Months Ended
Mar. 31, 2016
Subsequent Events [Abstract]
Subsequent events

16. Subsequent events

In May 2016, the Company completed a 1-for-10 share consolidation of its issued and outstanding Common Shares. All stock-related disclosures have been retroactively adjusted to reflect the share consolidation for all years presented.

On May 26, 2016, the Company announced that it entered into an arrangement agreement under which Foxconn Technology Group has agreed to acquire all of the outstanding Common Shares of the Company for a cash payment of US$4.50 per Common Share. The arrangement agreement is subject to customary conditions for a transaction of this nature, which include court and regulatory approvals and the approval of 66 2/3% of the votes cast by SMART shareholders, and is expected to close during the second quarter of fiscal 2017.